BLACKROCK ETF TRUST II

BlackRock Flexible Income ETF

(the “Fund”)

Supplement dated June 2, 2023 to the

Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated May 15, 2023

On June 1, 2023, the Board of Trustees of BlackRock ETF Trust II approved the appointment of BlackRock International Limited and BlackRock (Singapore) Limited as the sub-advisers of the Fund, pursuant to separate sub-advisory agreements between BlackRock Fund Advisors and each of BlackRock International Limited and BlackRock (Singapore) Limited, with respect to the Fund. The addition of BlackRock International Limited and BlackRock (Singapore) Limited as the sub-advisers of the Fund is effective as of June 2, 2023.

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management—Investment Adviser” and the section of the Prospectus entitled “Fund Overview of BlackRock Flexible Income ETF—Management—Investment Adviser” are deleted in their entirety and replaced with the following:

Investment Adviser and Sub-Advisers. The Fund’s investment adviser is BlackRock Fund Advisors. The Fund’s sub-advisers are BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and together with BIL, the “Sub-Advisers”). Where applicable, the use of the term BFA also refers to the Fund’s sub-advisers.

The fifth and sixth paragraphs in the section of the Prospectus entitled “Management—Investment Adviser” are deleted in their entirety and replaced with the following:

BFA has entered into separate sub-advisory agreements (each, a “Sub-Advisory Agreement”) with BIL and BRS, each an affiliate of BFA. Under each Sub-Advisory Agreement, BFA pays the respective Sub-Adviser for services it provides for that portion of the Fund for which the Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement between BFA and the Trust.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2023, BFA and its affiliates provided investment advisory services for assets of approximately $9.090 trillion. BIL is a registered investment adviser, organized in 1999, located in the U.K. at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BSL is a registered investment adviser, organized in 2000, located in Singapore at 20 Anson Road #18-01, 079912, Singapore.

A discussion of the basis for the approval by the Board of the Investment Advisory Agreement with BFA, the Sub-Advisory Agreement between BFA and BIL and the Sub-Advisory Agreement between BFA and BSL will be included in the Fund’s annual report for the period ending July 31, 2023.

The following change is made to the SAI:

The section of the SAI entitled “Investment Advisory, Administrative and Distribution Services” is supplemented as follows:

Investment Sub-Advisers. Pursuant to the investment advisory agreement between BFA and the Trust entered into on behalf of the Fund, BFA may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory services with respect to the Funds. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

BFA has entered into separate investment sub-advisory agreements (each, a “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”), an affiliate of BFA, and with BlackRock (Singapore) Limited (“BSL”), an affiliate of BFA, with respect to the Fund. BIL is an SEC registered investment adviser, organized in 1999 and located in the U.K. BLS is an SEC registered investment adviser, organized in 2000 and located in Singapore.

Pursuant to each Sub-Advisory Agreement, the respective Sub-Adviser receives for the services it provides for that portion of the Fund for which the Sub-Adviser serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BFA under the investment advisory agreement between BFA and the Trust.

Each Sub-Advisory Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Shareholders should retain this Supplement for future reference.

PRSAI-FLEXIN-0623SUP